UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 17, 2013

DARA BioSciences, Inc.
      (Exact name of registrant as specified in charter)

Delaware	0-19410	04-3216862
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification Number)

8601 Six Forks Road, Suite 160, Raleigh, North Carolina	27615
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 919-872-5578

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On June 18, 2013, DARA BioSciences, Inc. (the “Company”) issued a press release announcing that it had granted T3D Therapeutics, Inc. (“T3D”) the exclusive worldwide rights to develop and commercialize DB959, an oral, highly selective, dual nuclear receptor agonist, which it had previously developed through Phase 1 clinical trials for the treatment of diabetes and dyslipidemia.

As part of the agreement, executed on June 17, 2013, the Company will receive $250,000 within three business days of execution of the agreement and will receive another $250,000 to be paid no later than December 20, 2013.  These initial license fees will be utilized by the Company to eliminate $500,000 in existing liabilities associated with the asset.  The Company expects to receive other milestone payments upon achievement of certain development milestones by T3D.  A copy of the press release is being furnished as Exhibit 99.1 to this report.

Forward-Looking Statements
This Form 8-K contains forward-looking statements. Forward-looking statements are projections of events, revenues, income, future economics, research, development, reformulation, product performance or management's plans and objectives for future operations. In some cases you can identify forward-looking statements by the use of terminology such as "may", "should", "anticipates", "believes", "expects", "intends", "forecasts", "plans", "future", "strategy", or words of similar meaning. Forward-looking statements in this Form 8-K include those concerning the Company’s receipt of certain milestone payments, the achievement of certain development milestones by T3D and the elimination of $500,000 in existing liabilities. While these forward-looking statements and any assumptions upon which they are based are made in good faith and reflect current judgment regarding the direction of the business operations of the Company, actual results will almost always vary, sometimes materially, from any estimates, predictions, projections, assumptions or other future performance suggested in this Form 8-K. These statements are predictions and involve known and unknown risks, uncertainties and other factors, including the risk that the Company cannot execute its business plan for lack of capital or other resources, distribution, partnering or licensing/acquisition opportunities, as well as the risks described in the periodic disclosure documents filed on EDGAR by the Company, copies of which are also available on the company’s website. Any of these risks could cause the Company or its industry's actual results, levels of activity, performance or achievements to be materially different from those expressed or implied by the forward-looking statements in this Form 8-K. Except as required by applicable law, including the securities laws of the United States, the Company does not intend to update any of the forward-looking statements to conform these statements to actual results.

Item 9.01 Financial Statements and Exhibits

Exhibits

99.1	DARA BioSciences, Inc. Press Release dated June 18, 2013

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DARA BioSciences, Inc.

Dated: June 18, 2013	By:	/s/ David J. Drutz
Name: David J. Drutz
Title: Chief Executive Officer

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